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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                NOVEMBER 12, 1999
                Date of Report (Date of earliest event reported)
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                           HEALTHEON/WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                                  0-24975                               94-3236644
(State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification No.)
        incorporation)
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                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
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                                 (404) 495-7600
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              (Registrant's telephone number, including area code)

                              HEALTHEON CORPORATION
                             4600 PATRICK HENRY ROAD
                          SANTA CLARA, CALIFORNIA 95054
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             (Former name or address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 12, 1999, Healtheon Corporation completed its mergers with
WebMD, Inc. ("WebMD"), MedE AMERICA Corporation ("MedE AMERICA") and Greenberg
News Networks, Inc. ("Medcast"). On that date Healtheon Corporation also changed its name to "Healtheon/WebMD Corporation" ("Healtheon/WebMD" or "Registrant").
The shareholders of each of the four companies had approved the respective mergers on November 11, 1999.

     Pursuant to an Agreement and Plan of Reorganization dated May 20, 1999, as amended, by and among Registrant, Water Acquisition Corp., a Georgia corporation and a wholly-owned subsidiary of Registrant, and WebMD, a Georgia corporation, Water Acquisition Corp. merged with and into WebMD with WebMD surviving as a wholly-owned subsidiary of Registrant. Each outstanding share of Common Stock of WebMD has been converted into the right to receive 1.796 shares of Common Stock of Healtheon/WebMD. Each outstanding share of Preferred Stock of WebMD was converted into that number of shares of Common Stock of WebMD into which it was exchangeable immediately prior to the merger; and each of these shares of WebMD
Common Stock has been converted into the right to receive 1.796 shares of Common
Stock of Healtheon/WebMD.

     In addition, each option and warrant to acquire WebMD Common Stock outstanding immediately prior to the effective time of the merger has been converted into an option or warrant, as applicable, to purchase that number of shares Healtheon/WebMD into which the shares of WebMD Common Stock underlying the option or warrant would have been converted in the merger.

     Pursuant to an Agreement and Plan of Reorganization dated April 20, 1999, as amended, by and among Registrant, Merc Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Registrant, and MedE AMERICA, a Delaware corporation, Merc Acquisition Corp. merged with and into MedE AMERICA with MedE AMERICA surviving as a wholly-owned subsidiary of Registrant. Each outstanding share of Common Stock of MedE AMERICA has been converted into the right to receive 0.7494 shares of Common Stock of Healtheon/WebMD.

     In addition, each option to acquire MedE AMERICA Common Stock outstanding immediately prior to the effective time of the merger has been converted into an option to purchase that number of shares Healtheon/WebMD into which the shares of MedE AMERICA Common Stock underlying the option would have been converted in the merger.

     Pursuant to an Agreement and Plan of Reorganization dated June 30, 1999, as amended, by and among Registrant, GNN Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Registrant, WebMD, and Medcast, a Delaware corporation, GNN Merger Corp. merged with and into Medcast with Medcast surviving as a wholly-owned subsidiary of Registrant. Medcast stockholders in the aggregate will receive 2,528,426 shares of Healtheon/WebMD stock, and the holders of Medcast Series C Preferred Stock in the aggregate will also receive
$2,331,796.50.

     In addition, each option to acquire Medcast Common Stock outstanding immediately prior to the effective time of the merger has been converted into an option to purchase that number of shares Healtheon/WebMD into which the shares of Medcast Common Stock underlying the option would have been converted in the merger.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          Financial statements of the acquired companies are not required in this form 8-K as "substantially the same" financial statements were previously filed in the Registrant's Registration Statement on Form S-4 filed October 19,
1999 (File No. 333-86685).

     (b)  Pro Forma Financial Information

          Pro forma financial information is not required in this Form 8-K as "substantially the same" information was previously filed in the Registrant's
Registration Statement on Form S-4 filed October 19, 1999 (File No. 333-86685).

     (c)  Exhibits

     The following exhibits are filed herewith:

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
       3.1   Tenth Amended and Restated Certificate of Incorporation of
             Registrant

       3.2   Bylaws of Registrant, as amended

      99.1   Text of Press Release, dated November 11, 1999, titled
             "Healtheon, WebMD, MedE AMERICA and Medcast Announce Completion
             of Healtheon/WebMD Merger"
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon/WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       HEALTHEON/WEBMD CORPORATION



     Dated: November 29, 1999          By /s/ Jack Dennison
                                          --------------------------------------
                                          Jack Dennison,
                                          Vice President and General Counsel


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                                  EXHIBIT INDEX
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
       3.1   Tenth Amended and Restated Certificate of Incorporation of
             Registrant

       3.2   Bylaws of Registrant, as amended

      99.1   Text of Press Release, dated November 11, 1999, titled
             "Healtheon, WebMD, MedE AMERICA and Medcast Announce Completion of Healtheon/WebMD Merger"


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